Gardner Denver Investor Presentation November, 2011 Exhibit 99.1

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Safe Harbor Disclosure
All of the statements made by Gardner Denver in this presentation or made orally in connection with it, other than historical facts, are forward-looking statements.  As a general matter, forward-looking statements are those focused upon anticipated events or trends, expectations, and beliefs relating to matters that are not historical in nature.  The Private Securities Litigation Reform Act of 1995 provides a
“safe harbor” for these forward-looking statements.  In order to comply with the terms of the safe harbor, the Company notes that forward-looking statements are subject to known and unknown risks, uncertainties, and other factors relating to the Company’s operations and business environment, all of which are difficult to predict and many of which are beyond the control of the Company.  These known and unknown risks, uncertainties, and other factors could cause actual results to differ materially from those matters expressed in, anticipated by or implied by such forward-looking statements.
Factors that could cause or contribute to such differences include, but are not limited to: changing economic conditions; pricing of the Company’s products and other competitive market pressures; the costs and availability of raw materials; fluctuations in foreign currency rates and energy prices; risks associated with the Company’s current and future litigation; and the other risks detailed from time to time in the Company’s SEC filings, including but not limited to, its annual report on Form 10-K for the fiscal year ending December 31, 2010, and its quarterly reports on Form 10-Q.
These statements reflect the current views and assumptions of management with respect to future events.  The Company does not undertake, and hereby disclaims, any duty to update these forward-
looking statements, although its situation and circumstances may change in the future.  The inclusion of any statement in this presentation does not constitute admission by the Company or any other person that the events or circumstances described in such statement are material.

Gardner Denver Overview

Gardner Denver Overview
Early stages of transformation to a high quality,
high margin Industrial Company with Energy exposure
Leading brands and technologies … strong distribution
New, operationally focused team driving “The Gardner Denver Way”
~$2.4B
(1)
global Company with diverse and attractive end markets
Growing, profitable aftermarket opportunity
Focused on superior cash and earnings growth
Strong track record on analyzing and integrating acquisitions
(1) Company estimates (see note on p. 31)

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A global leader in compressed air and gas,
vacuum and fluid transfer technologies
We serve a wide range of industries with efficient & reliable products
Energy Medical Mining Transportation
Food &
Beverage

Two business segments aligned to effectively
serve our customers
Engineered Products
Group
Industrial Products
Group
2011 Sales by segment
~$1.2B ~$1.1B
(1) Company estimates (see note on p. 31)
(1)
Petroleum pumps
Liquid ring pumps
Loading arms
OEM compressors
Compressors (>50psi)
Blowers (<50psi)
Great portfolio of brands and businesses

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Well established sales channels
Distribution
10%
Direct
57%
OEM
33%
Engineered Products
Group
Industrial Products
Group
Distribution
48%
Direct
33%
OEM
19%
Products designed for customer
specific applications
Primarily standard configuration
products

Highly diversified and global
End Markets
(1)
Geographic
Industrial
Manufacturing
(28%)
Upstream
Energy
(12%)
Downstream
Energy
(10%)
Medical/
Laboratory
(9%)
Transportation
(9%)
Food &
Beverage
(6%)
Mining &
Construction
(5%)
Chemical (5%)
Environment (3%)
Printing (2)%
Auto Svcs (2%)
Paper (2)%)
Other
(7%)
2010 Revenue by End User
Canada 4%
United States 35%
Latin America 3%
Europe 35%
Other 7%
Asia 16%
2010 Revenue by Geography
Visibility to a large cross section of global economy
(1) Company estimates (see note on p. 31)

THOMAS
A Gardner Denver Product
WELCH
A Gardner Denver Product
GD
GARDNER DENVER
CompAir
NASH
A Gardner Denver Product
EMCO WHEATON
A Gardner Denver Product

Gardner Denver

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Exposed to multiple phases of the
economic cycle
Early Cycle
(1-18 months)
Late Cycle
(36+ months)
Mid Cycle
(18-36 months)
Engineered packages
Infrastructure projects
Industrial air compressors OEM
Aftermarket

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Current end market dynamics
Comment Status
Strong growth in Americas
Well servicing and drilling
pump demand very strong
China softening, APAC strong
Stable
U.S. Industrial Production
-
Capacity utilization
E.U. Industrial Production
Oil & Gas
-
Rig count, crude / nat gas pricing
China/Asia Pacific
OEM applications
End market / Indicator
Stable … cautionary tone
Generally, favorable end markets in an uncertain environment

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Prepared for economic volatility
Cautiously optimistic on macro economy …
contingency plans in the works since April 2011
Strong track record on cost reductions since 2008
Headcount
(23)% reduction /
2,700 employees
Footprint
Closed 8 plants
One ERP
71%
+ 450 bps
Operating
Margins

Growth Strategy

• Strengthen presence in attractive
end markets & emerging markets
4. Selective acquisitions
• Access to faster growing end
markets and generate synergies
Strategy
Focus
2. Aftermarket growth • Higher margin, less cyclical
5. Margin expansion
• Cost reductions and operational excellence
3. Innovative products
• Expand share with differentiated
technologies
Simple, focused 5-point strategy
Execution supported by the principles of
the Gardner Denver Way
1. Organic growth

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’11E
(1)
~$600
Organic growth
Keys to organic growth
•
Leading brands & technologies
Orders
~10%
•
Diverse end markets … strong
distribution channels
‘10
$554
Backlog
’11E
(1)
~$2.5B
~20%
‘10
$2,060
‘09
$1,570
‘09
$395
•
Growing emerging markets presence
•
Higher growth end markets … energy
•
Aftermarket
($’s in millions)
(1) Company estimates (see note on p. 31)
Good momentum going into 2012

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Build out the aftermarket
Key growth drivers
•
Large installed base
Aftermarket as % of sales
•
Big opportunity in pressure pumping
repair and fluid ends
‘10
31%
‘09
29%
‘08
26%
•
Remote monitoring capabilities
•
Design in proprietary features
Goal
40-45%
•
Extended warranty and service
agreements
Higher margin, less cyclical growth

20% SMALLER FOOTPRINT
+
30% LIGHTER PACKAGE
+
2400 HORSEPOWER PERFORMANCE

Gardner Denver

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A more innovative Company
Voice of customer differentiates products from competition
Value proposition based on customer needs
2011 product launches across multiple divisions demonstrate progress
PZ-2400 Drilling Pump Hoffman Revolution Quantima Compressor
Goal:  ~10% of annual revenues from new products

NASH

TODO

SYLTONE
INNOVATIVE SYSTEMS FOR TRANSPORT

GEOQUIP

ILMVAC
vakuum mit zukunft

Chaparral

THOMAS

Wittig

GD Invincible

BOTTARINI

TAMROTOR

AIR RELIEF

HOFFMAN

CompAir

LAMSON

Elmo Rietschle

ROBUSCHI

CHAMPION

Belliss & Morcom

BEST-AIRE

Gardner Denver

24 acquisitions over 15 years
1996
2011
Engineered Products
Group
Industrial Products
Group
TCM
Twentieth Century Mfg
.
Water Jetting
• Butterworth
• CRS Power Flow
• Jetting Systems
Strong track record on analyzing & integrating acquisitions

IPG Margin Expansion
1Q09 1Q10
2.0%
2Q09 3Q09 4Q09
10 Quarters of Sequential Margin Expansion
(2)
2Q10 2Q11 3Q10 4Q10 1Q11 3Q11
2.5%
6.8%
7.5%
8.3%
8.6%
9.4%
10.1%
11.3%
11.7%
13.1%
Goal
14%
+150 bps of margin expansion annually w/no volume growth:
Restructuring … 27% reduction in employment since Oct ’08, ~$70 million program
Productivity investments … 8 fewer facilities, Lean, Capex / machine tools, SAP
Low Cost Country Sourcing … “just getting started”
1
2
3
“14 x 14”
(2) Adjusted Operating Margin (see note on p. 31)
Committed to continued margin expansion

EPG Margin Expansion
1Q09 1Q10
19.5%
2Q09 3Q09 4Q09
EPG Margin Expansion
(2)
2Q10 2Q11 3Q10 4Q10 1Q11 3Q11
19.7%
17.8%
20.9%
16.0%
19.5%
19.7%
24.0%
22.9%
23.3%
23.6%
Last
Peak
24.5%
+50 bps of margin expansion annually w/ no volume growth:
Restructuring … reduced employment by 15% since ’08 with 15% increase in revenue
Productivity investments … Lean, Capex / capacity, enhanced project mgmt
Low Cost Country Sourcing … some progress made, but more opportunities
1
2
3
+50 bps
“New”
Peak
~28.5%
(2) Adjusted Operating Margin (see note on p. 31)
Expanding already attractive operating margins

Financial Results

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2000
$379
$1,215
2005
$1,895
2010
Revenue
$3.28
2010 2005
$1.37
$0.60
2000
DEPS
2000
$31
2005
$115
2010
$202
Cash Flow from
Operations
A decade of financial performance
17%
CAGR
Strong track record
19%
CAGR
21%
CAGR
($’s in millions)

$1.9B
2010
~$2.4B
2011
Revenue
$5.44 - $5.49
2011 2010
$3.39
Adjusted
DEPS
(2)
2010
$202
2011
~$300
2011 financial outlook
~25%
~60%
1.2 x Net Income
A record year on key financial metrics
(1) Company estimates (see note on p. 31)
(1)
Cash Flow from
Operations
(2) Adjusted DEPS (see note on p. 31)
(in line with guidance)

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Strong cash generation
2008
$237 $169
2009
$169
2010
Cash Flow
Disciplined capital deployment
FCF
CFOA
2011E
$278
$211
$202
~$300
~$250
FCF
Conv.
143% N/M 98% ~90%
(1)
($’s in millions)
(1) Company estimates (see note on p. 31)
Capital
expenditures…
organic growth
and productivity
1
2
3
4
Capital Deployment Strategy
Financial
objectives…
reduce debt,
strong balance sheet
Selective
acquisitions…
inorganic
investment to create value
Return to
shareholders...
dividend,
opportunistic buyback

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Internal long term operating goals
progress
•
Grow 2 x GDP
Operating goals
Good progress YTD … more to do
3Q YTD Comment
•
Margin expansion
•
FCF Conversion
•
Increase ROIC
•
Lean cost structure
+
+
+ /
+
+
•
Revenue up 29%
•
DEPS up 74%
•
86%
•
ROIC ~19%
•
16.8% SG&A to sales
-
2011

2012 earnings growth framework
Tailwinds:
+ Margin expansion “The Gardner Denver Way”
+ Orders momentum / EPG backlog
+ Strength in Energy end markets
+ Aftermarket momentum
+ Accretive M&A … Robuschi
+ Reduced share count
Headwinds:
– Macro uncertainty incl. China, Europe
– Late cycle infrastructure projects
– Tougher comparisons to record 2011
’11 Adj DEPS
(2)
~$5.44-5.49
’12 Adj DEPS
+
(2) Adjusted DEPS (see note on p. 31)
Positioned to deliver in an uncertain environment

The Gardner Denver Way

Aftermarket
growth
Innovative
products
Selective
acquisitions
Margin
expansion
Organic
growth
CUSTOMERS
Innovation
High Velocity
RESOURCES
Strategy supported by The Gardner
Denver Way
Execution requires superior human resources
SHAREHOLDERS EMPLOYEES

Wabtec CORPORATION

DANAHER

CAMERON

CIRCOR

DRESSER-RAND

Gardner Denver

Building a high performance culture
New, operationally focused management
team driving transformation
Operationally
focused team
Policy
deployment
Operating
rhythms
Clear
accountability
Continuous
improvement

Gardner Denver Summary
Early stages of transformation to a high quality,
high margin Industrial Company with Energy exposure
Leading brands and technologies … strong distribution
New, operationally focused team driving “The Gardner Denver Way”
~$2.4B
(1)
global Company with diverse and attractive end markets
Growing, profitable aftermarket opportunity
Focused on superior cash and earnings growth
Strong track record on analyzing & integrating acquisitions
(1) Company estimates (see note on p. 31)

Gardner Denver Investor Presentation November, 2011

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Presentation notes
• Note 1: Company estimates
• Note 2: Adjusted Operating Income, Adjusted Operating Margins, Adjusted Net Income and Adjusted
DEPS are financial measures that are not in accordance with US GAAP. Adjusted Operating Income,
Adjusted Operating Margins and Adjusted DEPS exclude the impact of expenses incurred for profit improvement initiatives, non-recurring items and impairment charges.
Adjusted net income is net income excluding non-cash impairment charges, net of related changes in deferred tax assets and liabilities.
Gardner Denver believes the non-GAAP financial measure of Adjusted Operating Income, Adjusted
Operating Margins, Adjusted Net Income and Adjusted DEPS provide important supplemental information to both management and investors regarding financial and business trends used in assessing its results of operations.  Gardner Denver believes excluding the specified items from the aforementioned financial measures provides a more meaningful comparison to the corresponding prior year periods and internal budgets and forecasts, assists investors in performing analysis that is consistent with financial models developed by investors in performing and research analysts, provides management with a more relevant measurement of operating performance, and is more useful in assessing management performance.